UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2018 (November 14, 2018)

B. RILEY FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37503	27-0223495

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21255 Burbank Boulevard, Suite 400 Woodland Hills, California		91367

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (818) 884-3737

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On November 20, 2018, B. Riley Financial, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Filing”) disclosing the completion of the previously announced acquisition of magicJack VocalTec Ltd., an Israeli corporation (the “MJ Acquisition”).

The Company is filing this Current Report on Form 8-K/A (“Amendment”) solely to amend and supplement Item 9.01 of the Original Filing to provide the audited financial statements and unaudited pro forma financial statements required by Item 9.01. No other modifications to the Original Filing are being made by this Amendment. This Amendment should be read in conjunction with the Original Filing, which provides a more complete description of the MJ Acquisition.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated balance sheets of magicJack VocalTec Ltd. as of December 31, 2017 and December 31, 2016 and the consolidated statements of operations, consolidated statements of capital equity and consolidated statements of cash flows of magicJack VocalTec Ltd. for each of the three years in the period ended December 31, 2017, and the notes related thereto, are incorporated by reference as Exhibit 99.1 hereto and are incorporated by reference into this Item 9.01(a).

The Report of Independent Registered Public Accounting Firm, issued by BDO USA, LLP, dated March 16, 2018, relating to the magicJack VocalTec Ltd. financial statements are incorporated by reference as Exhibit 99.2 hereto and are incorporated by reference into this Item 9.01(a).

The unaudited condensed consolidated balance sheet of magicJack VocalTec Ltd. as of September 30, 2018 and the unaudited condensed consolidated statements of operations, unaudited condensed consolidated statements of capital equity and unaudited condensed consolidated statements of cash flows of magicJack VocalTec Ltd. for the nine months ended September 30, 2018 and 2017, and the notes related thereto, are incorporated by reference as Exhibit 99.3 hereto and are incorporated by reference into this Item 9.01(a).

(b) Pro Forma Financial Information.

Unaudited pro forma condensed combined financial statements and explanatory notes as of September 30, 2018, for the nine month period ended September 30, 2018 and for the year ended December 31, 2017 are incorporated by reference as Exhibit 99.4 hereto and are incorporated by reference into this Item 9.01(b). Such financial statements are presented for illustrative purposes only and do not necessarily indicate the financial results of the combined companies had the MJ Acquisition actually been consummated at the beginning of the period presented.

(d) Exhibits.

Exhibit	Description

23.1	Consent of BDO USA, LLP, Independent Registered Public Accounting Firm for magicJack VocalTec Ltd.
99.1+

The audited consolidated balance sheets of magicJack VocalTec Ltd. as of December 31, 2017 and December 31, 2016 and the consolidated statements of operations, consolidated statements of capital equity and consolidated statements of cash flows of magicJack VocalTec Ltd. for each of the three years in the period ended December 31, 2017, and the notes related thereto (incorporated by reference to Item 8 of magicJack VocalTec Ltd.’s Annual Report on Form 10-K for the year ended December 31, 2017 filed on March 16, 2018 (SEC File No. 000-27648)).

99.2+

The Report of Independent Registered Public Accounting Firm, issued by BDO USA, LLP, dated March 16, 2018, relating to the consolidated financial statements of magicJack VocalTec Ltd. (incorporated by reference to Item 8 of magicJack VocalTec Ltd.’s Annual Report on Form 10-K for the year ended December 31, 2017 filed on March 16, 2018 (SEC File No. 000-27648)).

99.3+

The unaudited condensed consolidated balance sheet of magicJack VocalTec Ltd. as of September 30, 2018 and the unaudited condensed consolidated statements of operations, unaudited condensed consolidated statements of capital equity and unaudited condensed consolidated statements of cash flows of magicJack VocalTec Ltd. for the nine months ended September 30, 2018 and 2017, and the notes related thereto (incorporated by reference to Part I, Item 1 of the Quarterly Report on Form 10-Q of magicJack VocalTec Ltd. (File No. 000-27648), filed on November 9, 2018).

99.4

Unaudited pro forma condensed consolidated financial statements and explanatory notes relating to the MJ Acquisition and related transactions for the nine month period ended September 30, 2018 and for the year ended December 31, 2017.

+Incorporated by reference.
* Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby agrees to furnish supplementally a copy of any of the omitted schedules upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 10, 2018	B. RILEY FINANCIAL, INC.

	By:	/s/ Phillip J. Ahn
Name: Phillip J. Ahn Title: Chief Financial Officer and Chief Operating Officer